Subordinated Debentures	12 Months Ended
Dec. 31, 2017
Subordinated Debentures [Abstract]
Subordinated Debentures

NOTE 12 – SUBORDINATED DEBENTURES

In December 2003, Central Federal Capital Trust I, a trust formed by the Holding Company, closed a pooled private offering of 5,000 trust preferred securities with a liquidation amount of $1 per security.  The Holding Company issued $5,155 of subordinated debentures to the trust in exchange for ownership of all of the common stock of the trust and the proceeds of the preferred securities sold by the trust.  The Holding Company is not considered the primary beneficiary of this trust (variable interest entity); therefore, the trust is not consolidated in the Company’s financial statements, but rather the subordinated debentures are shown as a liability.  The Holding Company’s investment in the common stock of the trust was $155 and is included in other assets.

The Holding Company may redeem the subordinated debentures, in whole or in part, in a principal amount with integral multiples of $1, on or after December 30, 2008 at 100% of the principal amount, plus accrued and unpaid interest.  The subordinated debentures mature on December 30, 2033.  The subordinated debentures are also redeemable in whole or in part from time to time, upon the occurrence of specific events defined within the trust indenture.  There are no required principal payments on the subordinated debentures over the next five years.  The Holding Company has the option to defer interest payments on the subordinated debentures for a period not to exceed five consecutive years.

The subordinated debentures have a variable rate of interest, reset quarterly, equal to the three-month London Interbank Offered Rate plus 2.85%, which was 4.54% at year-end 2017 and 3.85% at year-end 2016.